Exhibit 10.2

Execution Version

TOLLING AGREEMENT

THIS TOLLING AGREEMENT (this “Agreement”), is entered into effective as of August 10, 2019 (the “Effective Date”), by and among SN UR Holdings, LLC (“SN UR”), SN EF UnSub Holdings, LLC (“Holdings”), SN EF Maverick, LLC (“Maverick”), Sanchez Energy Corporation (“SN” and, together with SN UR, Holdings and Maverick, “Sanchez”), GSO ST Holdings Associates LLC (“GSO LLC”), and GSO ST Holdings LP (“GSO LP” and, together with GSO LLC, “GSO”).  Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in Article XI of the LLC Agreement (as defined below) or, if not defined therein, Article I of the Partnership Agreement (as defined below).  Each of SN, SN UR, Holdings, Maverick, GSO LLC and GSO LP may be referred to in this Agreement individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the Amended and Restated Limited Liability Company Agreement of SN EF UnSub GP, LLC (the “Company”) was executed, dated as of March 1, 2017 (the “LLC Agreement”); and

WHEREAS, the Amended and Restated Agreement of Limited Partnership of SN EF UnSub, LP (the “Partnership”) was executed, dated as of March 1, 2017 (as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated as of March 1, 2017, the “Partnership Agreement”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration which is hereby acknowledged, the Parties agree, as follows:

1.         TOLLING PERIOD.

(a)      Subject to Section 3 below, effective as of the Effective Date, until the expiration or termination of the Tolling Period, (i) GSO will not, directly or indirectly, including without limitation by or through another Person, exercise any rights or remedies against Sanchez, the Company, the Partnership, Sanchez Oil & Gas Corporation or any of their respective affiliates, whether at law, in equity, by agreement or otherwise, available under the LLC Agreement, the Partnership Agreement or otherwise that relate to or arise from any Investor Redemption Event, as defined in the LLC Agreement or the Partnership Agreement (which Investor Redemption Event, to the extent one may exist or arises, will be deemed tolled and to not trigger any rights or obligations of any Person or provisions of any agreement dependent upon the existence of an Investor Redemption Event until expiration or termination of the Tolling Period), and (ii) all notice or cure periods that may exist, if any, with respect to any such Investor Redemption Event shall be tolled and recommence after the expiration or termination of the Tolling Period.

(b)        As used in this Agreement, “Tolling Period” means the period from the Effective Date until the calendar day following the occurrence of any of the following events:

(1)     The occurrence of any Bankruptcy Event with respect to Holdings; provided,  however that, unless a notice of termination of the Tolling Period has been provided by GSO or there is less than five calendar days before the Order Deadline (as defined below), Sanchez shall be obligated to provide GSO at least five Business Days’ written notice (by email) prior to the commencement of a voluntary chapter 11 proceeding (a “Proceeding”) by Holdings under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”);

(2)     The failure of SN, Maverick or SN UR, to the extent such Party has commenced a Proceeding (the earliest commencement date of  a Proceeding by SN, Maverick or SN UR, as applicable, being referred to in this Agreement as the “Initial Petition Date”), to obtain an order from the applicable bankruptcy court (the “Court”) approving this Agreement by the 20th day after the Initial Petition Date (the “Order Deadline”), unless the Parties agree to extend such date by written agreement (with email being sufficient); or

(3)     The effectiveness of the delivery by any Party of a written notice (by email) of termination of the Tolling Period, with such notice to be effective on the fifth Business Day following delivery of notice to GSO, if Sanchez is the terminating Party, or to Holdings, if GSO is the terminating Party.

2.         NOTICES, MOTIONS, ETC.  During the Tolling Period, Sanchez agrees as follows:

(a)      For the avoidance of doubt, (i) any notice sent under Section 1(b)(3) by GSO to Holdings shall, subject to the expiration of the five-day notice period, terminate the Tolling Period of GSO as to all Sanchez Parties, and (ii) any notice sent by GSO to any Sanchez Party provided for under this Agreement shall not be subject to the automatic stay under section 362 of the Bankruptcy Code;

(b)      Sanchez will use reasonable efforts to seek approval of this Agreement on or before the 20th day after the Order Deadline;

(c)      Sanchez will provide reasonable advance notice to GSO of any pleadings to be filed by Sanchez with the Court in a Proceeding that relates to the Company, the Partnership or Holdings; and

(d)      Prior to the Order Deadline, Sanchez will undertake good faith negotiations with GSO to reach agreement on a proposed litigation schedule to resolve any dispute between Sanchez and GSO regarding Investor Redemption Events.

3.         HOLDINGS PROCEEDING.  In the event that Holdings commences a Proceeding at any time, the Parties agree that for all purposes, including without limitation relating to any Investor Redemption Events, as defined in the LLC Agreement or the Partnership Agreement, that may have arisen prior to the expiration or termination of the Tolling Period, the commencement by Holdings of a Proceeding will be deemed to have occurred on the Initial Petition Date immediately preceding the commencement of the Proceedings with respect to any other Sanchez entity. No Party’s rights (or those of its respective affiliates) will be prejudiced by, nor be benefitted from,

Holdings not commencing a Proceeding on the Initial Petition Date as such decision is expressly predicated on and in reliance of the agreements set forth herein.

4.         RESERVATION OF RIGHTS.  Other than as specified by this Agreement, the rights of any Party with respect to any Investor Redemption Event shall not be modified, and all rights of the respective Parties shall be preserved.  All Parties shall have the right to participate in, or file pleadings in respect of, any Sanchez Proceeding pending before the Court as long as such participation or pleadings does not conflict with this Agreement.

5.         REPRESENTATIONS AND WARRANTIES.

(a)       GSO LLC represents and warrants that it is the record and beneficial owner of all the outstanding Class B Units issued to GSO LLC on March 1, 2017 (i.e, 1 Class B Unit).

(b)      GSO LP represents and warrants that it is the record and beneficial owner of 485,000 Preferred Units and is the Investor Representative and the Institutional Investor under the Partnership Agreement.

(c)       SN UR represents and warrants that it is the record and beneficial owner of all the Class A Units.

(d)      Holdings represents and warrants that it is the record and beneficial owner of all the outstanding Common Units.

6.         OBLIGATIONS.  The obligations of each Sanchez Party under this Agreement are several and not joint with the obligations of any other Sanchez Party, and no such Party shall be responsible in any way for the performance of the obligations of any other Sanchez Party under this Agreement.  For the avoidance of doubt: (1) each Sanchez Party is entering into this Agreement directly with GSO and not with any other Sanchez Party and (2) no other Sanchez Party shall have any right to bring any action against any other Sanchez Party with respect this Agreement (or any breach thereof).

7.         MISCELLANEOUS PROVISIONS.

(a)        Entire Agreement.  This Agreement constitutes the full and complete agreement of the Parties with respect to the subject matter hereof and supersede all prior contracts or agreements with respect to the matters addressed or governed hereby, whether oral or written.

(b)        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to any conflict of law or choice of law principles.  Each Party irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Court of Chancery of the State of Delaware, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, (ii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the Court of Chancery of the State of Delaware, and (iii) waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Court of Chancery of the State of Delaware; provided, however, upon the commencement of a Proceeding by a Party, each Party hereto agrees that it shall bring any action or proceeding in the Court for breach or enforcement of this Agreement, and solely in connection with the agreements and reservations of rights set forth in this Agreement (but not the underlying dispute subject to the Tolling Period): (a) irrevocably submits to the jurisdiction of the Court; (b) waives any objection to laying venue in any such action or proceeding in the Court; and (c) waives any objection that the Court is an inconvenient forum or does not have jurisdiction.  Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each Party irrevocably consents to service of process in the manner provided for notices in this Agreement.  Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by applicable law. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(c)        Severability.  Every provision of this Agreement is severable.  If any term or provision hereof is held to be illegal, invalid or unenforceable for any reason by any duly constituted court, agency or tribunal, the legality, validity or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d)        Headings.  The headings used in this Agreement are for the purpose of reference only and will not otherwise affect the meaning or interpretation of any provision of this Amendment.

(e)        Counterparts.  This Agreement may be signed in multiple counterparts, all of which shall be considered one and the same agreement, and delivered by facsimile or other form of electronic transmission (including electronic mail message), and any signature so delivered shall have the effect of an original signature.

(f)        Amendments.  No provision of this Agreement may be amended, modified, waived or supplemented, except as agreed to by the Parties in a written agreement executed by all the Parties.

(g)        Successors and Assigns; Transfers.  Neither this Agreement nor any rights, interests or obligations under this Agreement may be assigned by any Party without the prior written consent of GSO, in the case of an assignment by any of Sanchez, or Sanchez, in the case of an assignment by any of GSO.  This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.  During the Tolling Period,

GSO agrees to cause any transferee of Preferred Units or Class B Units or any successor or replacement Investor Representative to agree in writing with Sanchez, as a condition precedent to such transfer or designation as Investor Representative, as the case may be, to be bound by all of the provisions of this Agreement in the same capacity as GSO, pursuant to an agreement in form and substance reasonably acceptable to Sanchez..

(h)        Rules of Construction.  This Agreement is the product of negotiations among the Parties and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.  Each Party acknowledges that it has been represented by, or provided a reasonable period of time to obtain access to and advice by, counsel with this Agreement.  Accordingly, any rule of law or any legal decision that would provide any Party with a defense to enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(i)         Notices.  Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by (a) depositing such writing with a reputable overnight courier for next day delivery or (b) delivering such writing to the recipient in person, by courier or by electronic mail transmission (email); and a notice, request or consent given under this Agreement is effective upon receipt against the Person who receives it.  All notices, requests and consents to be sent to a Party must be sent to or made at the address given for that Party below, or such other address as that Party may specify by notice to the other Parties:

If to SN UR:

SN UR Holdings, LLC
1000 Main Street, Suite 3000
Houston, TX 77002
Attention: Gregory Kopel
Email: gkopel@sanchezog.com

If to Holdings:

SN EF UnSub Holdings, LLC
1000 Main Street, Suite 3000
Houston, TX 77002
Attention: Gregory Kopel
Email: gkopel@sanchezog.com

If to Maverick:

SN EF Maverick, LLC
1000 Main Street, Suite 3000
Houston, TX 77002
Attention: Gregory Kopel
Email: gkopel@sanchezog.com

If to SN:

Sanchez Energy Corporation
1000 Main Street, Suite 3000
Houston, TX 77002
Attention: Gregory Kopel
Email: gkopel@sanchezog.com

In each case with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
44th Floor
New York, NY 10036-6745
Attention: Ira Dizengoff
James Savin
Email: idizengoff@akingump.com
jsavin@akingump.com

If to GSO LLC:

GSO ST Holdings Associates LLC
c/o GSO Capital Partners
1111 Bagby Street, Suite 2050
Houston, TX 77002
Attention: Anthony Borreca
GSO Legal Department
Email: Anthony.borreca@gsocap.com; gsolegal@gsocap.com

If to GSO LP:

GSO ST Holdings LP
c/o GSO Capital Partners
1111 Bagby Street, Suite 2050
Houston, TX 77002
Attention: Anthony Borreca
GSO Legal Department
Email: Anthony.borreca@gsocap.com; gsolegal@gso.com

In each case with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Attention: Paul Basta; Alice Eaton

Email: pbasta@paulweiss.com; aeaton@paulweiss.com

Robert W. Baker
Attorney-at-Law
950 Echo Lane, Suite 200
Houston, Texas 77024
Email: bob.baker@rwbakerconsulting.com

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the day and year first above written.

SN UR Holdings, LLC

By:	/s/Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	President and Chief Executive Officer

SN EF UnSub Holdings, LLC

By:	/s/Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	President and Chief Executive Officer

SN EF Maverick, LLC

By:	/s/Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	President and Chief Executive Officer

Sanchez Energy Corporation

By:	/s/Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	President and Chief Executive Officer

[Signature Page to Tolling Agreement]

GSO ST Holdings Associates LLC

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO ST HOLDINGS LP

By:	GSO ST Holdings Associates LLC, its general partner

	By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

[Signature Page to Tolling Agreement]